                                 [KEYNOTE LOGO]

                       ---------------------------------

                          MONY LIFE INSURANCE COMPANY
                       ---------------------------------

                                 ANNUAL REPORT

                               DECEMBER 31, 2000

THIS REPORT IS NOT TO BE CONSTRUED AS AN OFFERING FOR SALE OF ANY CONTRACTS PARTICIPATING IN THE KEYNOTE SERIES ACCOUNT, OR AS A SOLICITATION AS AN OFFER TO BUY ANY CONTRACTS UNLESS PRECEDED BY OR ACCOMPANIED BY A CURRENT PROSPECTUS WHICH CONTAINS THE COMPLETE INFORMATION OF CHARGES AND EXPENSES.

                             MONY SERIES FUND, INC.

Dear Shareholder,

     At the end of 1999 the economy and the stock market had experienced a spectacular period of growth, one of the best ten years ever. As a result, a number of imbalances had begun to appear, economic growth was too fast and the stock market was too strong, for either to be sustainable. One was feeding the other, rising stock prices improved consumer confidence, which pushed spending which improved corporate profits. Early in 2000, there began to be concern about economic overheating leading to inflation; and excessive stock valuations, especially in technology, leading to a speculative blow off.

     Three countervailing forces then began to impact both the economy and the market. First was tighter monetary policies by central banks around the world, then came rising energy prices, which acted like a tax increase on consumers, and finally the most visible sector of the market, NASDAQ technology stocks, experienced a severe sell off. The combination of these forces slowed consumer spending and thus the economy and thus the stock market.

     The economic downturn has recently picked up speed, auto sales are weak as are personal computers; and the important Christmas season was disappointing for many retailers. The very severe NASDAQ decline has affected many of the Internet related start-ups by restricting follow on financing by stock offerings or venture capital investments. The Federal Reserve has acknowledged the worsening situation by lowering interest rates between its regularly scheduled meetings.

     So monetary policy has already turned toward ease and there is a reasonable chance that the other two forces are in process of at least stabilizing. The price of oil has declined and further economic weakness could help to keep it below the recent highs. Natural gas prices will likely remain high though, offsetting some of the oil decline. The stock market also seems to be trying to stabilize. It is impossible to know whether the decline is completely over, but at the very least, most of the damage in the NASDAQ seems to have been done. The impact on consumer confidence is also hard to judge; some may be expecting a big snap back rally, but for those with a lot in technology much of the impact has already been felt.

     While there is always the risk that both the economy and the stock market could overshoot on the downside the way they did on the upside; conditions are becoming more favorable that a slower, but more sustainable advance could begin for both in 2001.

     Economic growth should still be positive, as should corporate profits, although both will be much slower. Inflation should remain in check and interest rates are expected to be stable or lower, helping to continue the bond market's positive trend. The stock market should also have a positive year, but one more in line with long term norms than the explosive gains of the past five years. More stocks should participate than has been the case in the recent past when the hundred largest technology and growth names dominated the averages. As a result, in another reversal of recent years the average stock should do better than the popular averages.

                                            Sincerely,

                                             [SIG]
                                            Chairman

                             KEYNOTE SERIES ACCOUNT

                      STATEMENT OF ASSETS AND LIABILITIES

                               DECEMBER 31, 2000

                                                                      IVA SUBACCOUNT
                                                         ----------------------------------------
                                                                            NON-TAX      VARIABLE
                                                         TAX QUALIFIED     QUALIFIED     PAYOUTS
                                                         -------------     ---------     --------
ASSETS
Shares held in Equity Income Portfolio of MONY
  Series Fund, Inc.....................................       592,742         135,534      2,474
                                                          ===========     ===========    =======
Investments at cost....................................   $12,283,385     $ 2,967,650    $48,593
                                                          ===========     ===========    =======
     Investments at net asset value....................   $12,317,184     $ 2,816,402    $51,415
     Amount due from MONY..............................             0               0      3,298
                                                          -----------     -----------    -------
Total assets...........................................    12,317,184       2,816,402     54,713
                                                          -----------     -----------    -------
LIABILITIES
Amount due to MONY.....................................         4,584           1,069          0
Amount due to MONY Series Fund, Inc....................             0               0      3,298
                                                          -----------     -----------    -------
Total liabilities......................................         4,584           1,069      3,298
                                                          -----------     -----------    -------
Net assets.............................................   $12,312,600     $ 2,815,333    $51,415
                                                          ===========     ===========    =======

Net assets consist of:
     Contractholders' net payments.....................   $(4,995,514)    $(1,035,184)   $19,561
     Undistributed net investment income...............    11,109,391       2,470,830     32,803
     Accumulated net realized gain (loss) on
       investments.....................................     6,164,924       1,530,935     (3,771)
     Net unrealized appreciation (depreciation) of
       investments.....................................        33,799        (151,248)     2,822
                                                          -----------     -----------    -------
Net assets.............................................   $12,312,600     $ 2,815,333    $51,415
                                                          ===========     ===========    =======
Number of units outstanding*...........................        81,059          19,829        340
                                                          -----------     -----------    -------
Net asset value per unit outstanding*..................   $    151.90     $    141.98    $151.27
                                                          ===========     ===========    =======
* Units outstanding have been rounded for presentation purposes.

                       See notes to financial statements.

                             KEYNOTE SERIES ACCOUNT

                            STATEMENT OF OPERATIONS

                      FOR THE YEAR ENDED DECEMBER 31, 2000

                                                                      IVA SUBACCOUNT
                                                          --------------------------------------
                                                                            NON-TAX     VARIABLE
                                                          TAX QUALIFIED    QUALIFIED    PAYOUTS
                                                          -------------    ---------    --------
Dividend income.........................................   $   213,705     $  49,293    $    885
Distributions from net realized gains...................     1,761,727       406,351       7,293
Mortality and expense risk charges......................      (120,773)      (28,331)          0
                                                           -----------     ---------    --------
Net investment income...................................     1,854,659       427,313       8,178
                                                           -----------     ---------    --------
Realized and unrealized gain (loss) on investments:
  Net realized gain (loss) on investments...............       405,323        90,421     (19,152)
  Net change in unrealized appreciation (depreciation)
     of investments.....................................    (1,699,545)     (387,890)     10,675
                                                           -----------     ---------    --------
Net realized and unrealized loss on investments.........    (1,294,222)     (297,469)     (8,477)
                                                           -----------     ---------    --------
Net increase (decrease) in net assets resulting from
  operations............................................   $   560,437     $ 129,844    $   (299)
                                                           ===========     =========    ========

                       See notes to financial statements.

                             KEYNOTE SERIES ACCOUNT

                       STATEMENT OF CHANGES IN NET ASSETS

                        FOR THE YEARS ENDED DECEMBER 31,

                                                                          IVA SUBACCOUNT
                                            --------------------------------------------------------------------------
                                                                                NON-TAX                 VARIABLE
                                                  TAX QUALIFIED                QUALIFIED                PAYOUTS
                                            -------------------------   -----------------------   --------------------
                                               2000          1999          2000         1999        2000        1999
                                            -----------   -----------   ----------   ----------   ---------   --------
FROM OPERATIONS:
    Net investment income.................  $ 1,854,659   $ 2,342,491   $  427,313   $  531,643   $   8,178   $ 10,024
    Net realized gain (loss) on
      investments.........................      405,323       888,839       90,421      211,037     (19,152)     1,185
    Net change in unrealized appreciation
      (depreciation) of investments.......   (1,699,545)   (2,274,316)    (387,890)    (530,275)     10,675    (10,109)
                                            -----------   -----------   ----------   ----------   ---------   --------
Net increase (decrease) in net assets
  resulting from operations...............      560,437       957,014      129,844      212,405        (299)     1,100
                                            -----------   -----------   ----------   ----------   ---------   --------
FROM UNIT TRANSACTIONS:
    Net proceeds from the issuance of
      units...............................       31,479       156,282       52,658        9,255      99,717    103,818
    Net asset value of units redeemed or
      used to meet contract obligations...   (1,446,503)   (1,813,869)    (393,044)    (464,746)   (170,876)   (15,652)
                                            -----------   -----------   ----------   ----------   ---------   --------
Net increase (decrease) from unit
  transactions............................   (1,415,024)   (1,657,587)    (340,386)    (455,491)    (71,159)    88,166
                                            -----------   -----------   ----------   ----------   ---------   --------
Net increase (decrease) in net assets.....     (854,587)     (700,573)    (210,542)    (243,086)    (71,458)    89,266
Net assets beginning of year..............   13,167,187    13,867,760    3,025,875    3,268,961     122,873     33,607
                                            -----------   -----------   ----------   ----------   ---------   --------
Net assets end of year*...................  $12,312,600   $13,167,187   $2,815,333   $3,025,875   $  51,415   $122,873
                                            ===========   ===========   ==========   ==========   =========   ========
UNIT TRANSACTIONS:
Units outstanding beginning of year.......       91,045       102,567       22,384       25,866         862        255
Units issued during the year..............          220           584          396           70         709        719
Units redeemed during the year............      (10,206)      (12,106)      (2,951)      (3,552)     (1,231)      (112)
                                            -----------   -----------   ----------   ----------   ---------   --------
Units outstanding end of year.............       81,059        91,045       19,829       22,384         340        862
                                            ===========   ===========   ==========   ==========   =========   ========
* Includes undistributed net investment
  income of:                                $11,109,391   $ 9,254,732   $2,470,830   $2,043,517   $  32,803   $ 24,625
                                            ===========   ===========   ==========   ==========   =========   ========

                       See notes to financial statements.

                             KEYNOTE SERIES ACCOUNT

                         NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION AND BUSINESS:

     Keynote Series Account ("Keynote") is a separate investment account established on December 16, 1987 by MONY Life Insurance Company ("MONY"), under the laws of the State of New York.

     Keynote operates as a unit investment trust under the Investment Company Act of 1940 (the "1940 Act"). Keynote holds assets that are segregated from all of MONY's other assets and, at present, is used as a funding vehicle for retirement plans maintained by state educational organizations and certain other organizations to purchase tax-deferred annuities for their employees ("Group Plans") and as a funding vehicle for annuities purchased by individuals, principally for retirement purposes ("Individual Plans"). MONY is the legal owner of the assets in Keynote. This report contains information related to Individual Plans only.

     There is one separate account which consists of three subaccounts, two of which are available to Individual Plans. They all invest solely in the Equity Income Portfolio (the "Portfolio") of the MONY Series Fund, Inc. (the "Fund"). The Fund is registered under the 1940 Act as an open end, diversified, management investment company and is affiliated with MONY.

     The financial statements and footnotes of the Portfolio are contained on pages hereinafter of this report and should be read in conjunction with these financial statements.

2. SIGNIFICANT ACCOUNTING POLICIES

     The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

  Investments:

     The investment in shares of the Portfolio is stated at value which is the net asset value reported by the Portfolio. The Portfolio's net asset value is based upon market or fair valuations of the securities held in the Portfolio.

  Investment Transactions and Investment Income:

     Investments in the Portfolio are recorded on the trade date. Realized gains and losses include gains and losses on redemption of investments in the Portfolio determined on the identified cost basis. Dividend income and distributions of net realized gains from the Portfolio are recorded on ex-dividend date. Investment income includes dividends from net investment income and distributions of net realized gains received from the Portfolio. Dividends and distributions received are reinvested in additional shares of the Portfolio.

  Taxes:

     The operations of Keynote form a part of, and are taxed with, the operations of MONY. MONY does not expect, based upon current tax law, to incur any income tax burden upon the earnings or realized gains attributed to Keynote. Based upon this expectation, no charges are currently being deducted from Keynote for federal income tax purposes.

3. RELATED PARTY TRANSACTIONS

     Because Keynote purchases shares of the Portfolio, the net assets of Keynote reflect the Portfolio's investment management fee charged by MONY Life Insurance Company of America (a wholly-owned subsidiary of MONY), the investment adviser, which provides investment advice and related services to the Portfolio.

                             KEYNOTE SERIES ACCOUNT

     Daily charges against Keynote for mortality and expense risks assumed by MONY are computed at an annual rate of 1.00% of the average daily net assets of the IVA Tax Qualified and IVA Non-tax Qualified subaccounts and no charges are made against the IVA Variable Payouts subaccount.

4. INVESTMENT TRANSACTIONS:

     Cost of shares acquired and proceeds from shares redeemed during the year ended December 31, 2000 were as follows:

                                                COST OF SHARES ACQUIRED
               IVA SUBACCOUNTS                  (EXCLUDES REINVESTMENTS)   PROCEEDS FROM SHARES REDEEMED
               ---------------                  ------------------------   -----------------------------
MONY Series Fund, Inc.-Equity Income Portfolio:
Tax Qualified.................................          $31,497                     $1,568,396
Non-tax Qualified.............................           53,121                        422,087
Variable Payouts..............................           99,718                        170,876

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors of
MONY Life Insurance Company and the
Contractholders of Keynote Series Account

In our opinion, the accompanying statement of assets and liabilities and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of the IVA Tax Qualified, IVA Non-tax Qualified and IVA Variable Payouts Subaccounts of the Keynote Series Account at December 31, 2000, the results of each of their operations for the year then ended and the changes in each of their net assets for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of MONY Life Insurance Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments at December 31, 2000 by correspondence with the fund's transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
February 12, 2001

                             MONY SERIES FUND, INC.

                            EQUITY INCOME PORTFOLIO

     The outlook for corporate earnings growth continues to be difficult, with a slowing economy and little ability to raise prices. Many companies pre-reported disappointing fourth quarters and others are now issuing warnings about deteriorating conditions. While most investors expect slower earnings growth, and the stock market has already discounted a fair amount of weakness, it is never certain how much of the discounting process has occurred for the market or for individual companies.

     From this rather negative near-term point of view, a defensive strategy seems appropriate. However, the Federal Reserve has now turned toward a stimulative monetary policy and at some point the economy will begin to respond. Economy-sensitive stocks, of course, will begin to discount this upturn long before it occurs. The best approach to this kind of period may be one balanced between defense and offense - some consumer staple, healthcare and utility names to provide stability and earnings predictability and economy sensitive and financial stocks to anticipate lower interest rates and eventual economic recovery.

     In the former category the portfolio emphasis is on beverages, cosmetics, drugs and electric and telephone utilities. In the latter are machinery, papers, chemicals, banks and insurance stocks. The energy stocks straddle both categories and continue as an important part of the portfolio. Here, the emphasis is on natural gas and oil service and drilling.

                         GROWTH OF A $10,000 INVESTMENT
[LINE GRAPH]

                                                               MONY SERIES FUND, INC. EQUITY
                                                                      INCOME PORTFOLIO                    S&P 500 INDEX*
                                                               -----------------------------              --------------
12/31/90                                                        $          10,000                         $   10,000
12/31/91                                                                   12,033                             13,047
12/31/92                                                                   13,270                             14,041
12/31/93                                                                   15,147                             15,456
12/31/94                                                                   15,265                             15,660
12/31/95                                                                   20,321                             21,546
12/31/96                                                                   24,337                             26,492
12/31/97                                                                   31,944                             35,330
12/31/98                                                                   35,980                             45,423
12/31/99                                                                   38,873                             54,976
12/31/00                                                                   41,234                             49,971

                          AVERAGE ANNUAL TOTAL RETURN
--------------------------------------------------------------------------------

                                                               1 YEAR     5 YEARS    10 YEARS
                                                              --------   ---------   --------
MONY SERIES FUND, INC. EQUITY INCOME PORTFOLIO                  6.07%      15.20%     15.22%
S&P 500 Index*                                                 -9.11%      18.32%     17.45%

     MONY Series Fund performance numbers assume dividend reinvestment and include all fees. Past performance is no guarantee of future results. The investment returns and principle value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

     *The S&P 500 is an unmanaged index that includes the common stocks of 500 companies that tend to be leaders in important industries within the U.S. economy. It assumes the reinvestment of dividends and distributions and does not include any management fees or expenses. One cannot invest directly in an index.

                             MONY SERIES FUND, INC.
                            EQUITY INCOME PORTFOLIO
                            PORTFOLIO OF INVESTMENTS
                               DECEMBER 31, 2000

DOMESTIC COMMON                      NUMBER OF SHARES OR
STOCKS -- 90.83%                      PRINCIPAL AMOUNT        VALUE
----------------------------------------------------------------------
AEROSPACE -- 4.98%
  Honeywell International Inc.               3,500         $   165,594
  Northrop Grumman Corporation               3,000             249,000
  Raytheon Company (Class B)                 2,500              77,656
  United Technologies Corporation            4,500             353,812
                                                           -----------
                                                               846,062
AUTOMOTIVE -- 1.21%
  Ford Motor Company                         5,000             117,188
  General Motors Corporation                 1,500              76,406
  Visteon Corporation                        1,000              11,500
                                                           -----------
                                                               205,094
BANKING -- 4.63%
  Bank of America Corporation                2,500             114,688
  Bank of New York Company Inc.              3,000             165,562
  Chase Manhattan Corporation                2,500             113,594
  FleetBoston Financial Corporation          2,500              93,906
  J. P. Morgan & Company Inc.                  800             132,400
  Wells Fargo & Company                      3,000             167,062
                                                           -----------
                                                               787,212
CHEMICALS -- 1.32%
  Dow Chemical Company                       3,500             128,188
  Du Pont (E. I.) de Nemours &
    Company                                  2,000              96,625
                                                           -----------
                                                               224,813
CONGLOMERATES -- 2.74%
  Minnesota Mining & Manufacturing
    Company                                  2,700             325,350
  Textron Inc.                               3,000             139,500
                                                           -----------
                                                               464,850
CONSUMER NON-DURABLES -- 1.83%
  Avon Products Inc.                         6,500             311,187
CONSUMER PRODUCTS -- 2.39%
  Colgate-Palmolive Company                  3,000             193,650
  Kimberly-Clark Corporation                 3,000             212,070
                                                           -----------
                                                               405,720
CRUDE & PETROLEUM -- 5.25%
  Burlington Resources Inc.                  4,000             202,000
  Chevron Corporation                        1,500             126,656
  Exxon Mobil Corporation                    4,700             408,606
  Texaco Inc.                                2,500             155,313
                                                           -----------
                                                               892,575
ELECTRICAL EQUIPMENT -- 5.86%
  Dominion Resources Inc.                    3,000             201,000
  Emerson Electric Company                   4,000             315,250
  General Electric Company                  10,000             479,375
                                                           -----------
                                                               995,625
ELECTRONICS -- 0.70%
  Rockwell International
    Corporation                              2,500             119,063
ENERGY -- 10.03%
  Duke Energy Corporation                    4,000             341,000
  El Paso Energy Corporation                 5,500             393,938
  Enron Corporation                          3,000             249,375
  Entergy Corporation                        4,500             190,406
  Exelon Corporation                         3,000             210,630
  Williams Companies Inc.                    8,000             319,500
                                                           -----------
                                                             1,704,849

                                     NUMBER OF SHARES OR
                                      PRINCIPAL AMOUNT        VALUE
                                     -------------------   -----------
FOOD, BEVERAGES & TOBACCO -- 3.15%
  Anheuser-Busch Companies Inc.              2,500         $   113,750
  Coca-Cola Company                          3,000             182,812
  PepsiCo Inc.                               4,800             237,900
                                                           -----------
                                                               534,462
INSURANCE -- 2.81%
  Cigna Corporation                          2,200             291,060
  Marsh & McLennan Companies Inc.            1,600             187,200
                                                           -----------
                                                               478,260
MACHINERY -- 4.26%
  Caterpillar Inc.                           4,000             189,250
  Deere & Company                            4,000             183,250
  Ingersoll-Rand Company                     6,000             251,250
  Pitney Bowes Inc.                          3,000              99,375
                                                           -----------
                                                               723,125
MANUFACTURING -- 0.88%
  Eaton Corporation                          2,000             150,375

MISC. FINANCIAL SERVICES -- 2.99%
  Citigroup Inc.                             5,200             265,525
  Fannie Mae                                 2,800             242,900
                                                           -----------
                                                               508,425
MULTI-LINE INSURANCE -- 1.69%
  American General Corporation               1,500             122,250
  Lincoln National Corporation               3,500             165,594
                                                           -----------
                                                               287,844
OIL SERVICES -- 6.18%
  Baker Hughes Inc.                          3,000             124,687
  Diamond Offshore Drilling Inc.             2,500             100,000
  Halliburton Company                        2,500              90,625
  Kerr-McGee Corporation                     2,500             167,344
  KeySpan Corporation                        5,000             211,875
  Phillips Petroleum Company                 2,900             164,937
  Schlumberger Ltd.                          1,000              79,938
  Tidewater Inc.                             2,500             110,938
                                                           -----------
                                                             1,050,344
PAPER & FOREST PRODUCTS -- 2.03%
  Bowater Inc.                               2,000             112,750
  Georgia-Pacific Group                      3,500             108,938
  International Paper Company                3,000             122,437
                                                           -----------
                                                               344,125
PHARMACEUTICALS -- 13.46%
  Abbott Laboratories                        4,500             217,969
  American Home Products
    Corporation                              3,500             222,425
  Baxter International Inc.                  3,000             264,937
  Bristol-Myers Squibb Company               3,000             221,813
  Eli Lilly & Company                        1,700             158,206
  Johnson & Johnson                          3,000             315,187
  Merck & Company Inc.                       2,500             234,063
  Pfizer Inc.                                6,500             299,000
  Pharmacia Corporation                      3,000             183,000
  Schering-Plough Corporation                3,000             170,250
                                                           -----------
                                                             2,286,850
PRINTING & PUBLISHING -- 1.04%
  McGraw-Hill Companies Inc.                 3,000             175,875

                             MONY SERIES FUND, INC.
                     EQUITY INCOME PORTFOLIO -- (CONTINUED)
                            PORTFOLIO OF INVESTMENTS
                               DECEMBER 31, 2000

                                     NUMBER OF SHARES OR
                                      PRINCIPAL AMOUNT        VALUE
                                     -------------------   -----------
PROPERTY-CASUALTY
  INSURANCE -- 2.27%
  Allstate Corporation                       3,500         $   152,469
  Chubb Corporation                          2,700             233,550
                                                           -----------
                                                               386,019
RAW MATERIALS -- 0.75%
  Weyerhaeuser Company                       2,500             126,875
REAL ESTATE -- 3.06%
  Boston Properties Inc.                     4,000             174,000
  Equity Office Properties Trust             5,500             179,437
  Equity Residential Properties
    Trust                                    3,000             165,938
                                                           -----------
                                                               519,375
TELECOMMUNICATIONS -- 5.32%
  AT&T Corporation                           2,000              34,625
  BellSouth Corporation                      6,000             245,625
  SBC Communications Inc.                    5,500             262,625
  Sprint Corporation                         3,000              60,937
  Verizon Communications Inc.                6,000             300,750
                                                           -----------
                                                               904,562
                                                           -----------
TOTAL DOMESTIC COMMON STOCKS
(IDENTIFIED COST $11,124,541)                               15,433,566
----------------------------------------------------------------------

FOREIGN STOCKS -- 2.74%
----------------------------------------------------------------------
CRUDE & PETROLEUM -- 1.80%
  BP Amoco (ADR)                             3,500             167,562
  Royal Dutch Petroleum Company
    (ADR)                                    2,300             139,294
                                                           -----------
                                                               306,856
PHARMACEUTICALS -- 0.94%
  Glaxosmithkline (ADR) (a)                  2,845             159,320
                                                           -----------

TOTAL FOREIGN STOCKS
(IDENTIFIED COST $327,749)                                     466,176
----------------------------------------------------------------------

                                     NUMBER OF SHARES OR
                                      PRINCIPAL AMOUNT        VALUE
                                     -------------------   -----------
COMMERCIAL PAPER -- 4.32%
----------------------------------------------------------------------
Avaya Inc.
  8.10% due 01/12/01                      $735,000         $   733,181
                                                           -----------

TOTAL COMMERCIAL PAPER
(IDENTIFIED COST $733,181)                                     733,181
----------------------------------------------------------------------

REPURCHASE AGREEMENT -- 2.04%
----------------------------------------------------------------------
  State Street Bank & Trust
  Repurchase Agreement,
  6.00% due 01/02/01
  Maturity Value $347,231
  Collateral: U.S. Treasury Note
  $305,000, 6.625% due 02/15/27,
  Value $364,706                           347,000             347,000
                                                           -----------

TOTAL REPURCHASE AGREEMENT
(IDENTIFIED COST $347,000)                                     347,000
----------------------------------------------------------------------

TOTAL INVESTMENTS
(IDENTIFIED COST $12,532,471)                              $16,979,923
OTHER ASSETS LESS LIABILITIES -- 0.07%                          12,685
                                                           -----------

NET ASSETS -- 100%                                         $16,992,608
======================================================================

(a) Non-income producing security.

(ADR) American Depository Receipt.

                       See notes to financial statements.

                             MONY SERIES FUND, INC.

                      STATEMENT OF ASSETS AND LIABILITIES

                               DECEMBER 31, 2000

                                                              EQUITY INCOME
                                                                PORTFOLIO
                                                              -------------
ASSETS:
Investments at value........................................   $16,979,923
Receivable for fund shares sold.............................           641
Dividends and interest receivable...........................        21,369
Cash and other assets.......................................         1,541
                                                               -----------
         Total assets.......................................    17,003,474
                                                               -----------
LIABILITIES:
Payable for fund shares redeemed............................             8
Investment advisory fees payable............................         7,049
Administration fees payable.................................           423
Accrued expenses and other liabilities......................         3,386
                                                               -----------
         Total liabilities..................................        10,866
                                                               -----------
             NET ASSETS.....................................   $16,992,608
                                                               ===========
NET ASSETS:
Paid-in capital.............................................   $10,781,761
Undistributed (accumulated) net investment income (loss)....       258,086
Undistributed (accumulated) net realized gain (loss) on
  investments...............................................     1,505,309
Unrealized appreciation (depreciation) on investments.......     4,447,452
                                                               -----------
             NET ASSETS.....................................   $16,992,608
                                                               ===========
Fund shares outstanding.....................................       817,647
                                                               -----------
Net asset value per share...................................        $20.78
                                                               ===========
INVESTMENTS AT COST.........................................   $12,532,471
                                                               ===========

                       See notes to financial statements

                             MONY SERIES FUND, INC.

                            STATEMENT OF OPERATIONS

                      FOR THE YEAR ENDED DECEMBER 31, 2000

                                                              EQUITY INCOME
                                                                PORTFOLIO
                                                              -------------
INVESTMENT INCOME:
    Interest................................................   $   43,259
    Dividends...............................................      342,226(1)
                                                               ----------
         Total investment income............................      385,485
                                                               ----------
EXPENSES:
    Investment advisory fees................................       83,637
    Transfer agent fees.....................................        3,250
    Custodian and fund accounting fees......................       17,107
    Administration fees.....................................        7,999
    Directors' fees and expenses............................        1,491
    Audit and legal fees....................................        6,586
    Miscellaneous...........................................        1,344
                                                               ----------
         Total expenses.....................................      121,414
                                                               ----------
      Less: Expenses reduced by a custodian fee
       arrangement..........................................         (190)
                                                               ----------
      Total expenses, net of expense reduction..............      121,224
                                                               ----------
           NET INVESTMENT INCOME (LOSS).....................      264,261
                                                               ----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
    Net realized gain (loss) on security transactions.......    1,489,332
    Net change in unrealized gain (loss) on investments.....     (822,443)
                                                               ----------
         Net realized and unrealized gain (loss) on
            investments.....................................      666,889
                                                               ----------
         NET INCREASE (DECREASE) IN NET ASSETS RESULTING
            FROM OPERATIONS.................................   $  931,150
                                                               ==========

                       See notes to financial statements.
--------------------------------------------------------------------------------

(1) Net of foreign taxes withheld of $1,853.

                             MONY SERIES FUND, INC.

                      STATEMENTS OF CHANGES IN NET ASSETS

                               DECEMBER 31, 2000

                                                                EQUITY INCOME PORTFOLIO
                                                              ---------------------------
                                                               YEAR ENDED     YEAR ENDED
                                                              DECEMBER 31,   DECEMBER 31,
                                                                  2000           1999
                                                              ------------   ------------
OPERATIONS:
  Net investment income (loss)..............................  $   264,261    $   305,800
  Net realized gain (loss) on investments...................    1,489,332      2,439,376
  Net change in unrealized gain (loss) on investments.......     (822,443)    (1,208,862)
                                                              -----------    -----------
  Increase (decrease) in net assets resulting from
    operations..............................................      931,150      1,536,314
                                                              -----------    -----------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income.....................................     (297,279)      (365,229)
  Net realized gains on investments.........................   (2,450,693)    (3,095,880)
                                                              -----------    -----------
      Total distributions to shareholders...................   (2,747,972)    (3,461,109)
                                                              -----------    -----------
FROM CAPITAL SHARE TRANSACTIONS:
  Shares sold...............................................      224,322        517,508
  Reinvestment of distributions.............................    2,747,972      3,461,109
  Shares redeemed...........................................   (2,622,622)    (3,395,551)
                                                              -----------    -----------
      Total increase (decrease) in net assets resulting from
       capital share transactions...........................      349,672        583,066
                                                              -----------    -----------
      Total increase (decrease) in net assets...............   (1,467,150)    (1,341,729)
NET ASSETS:
  Beginning of period.......................................   18,459,758     19,801,487
                                                              -----------    -----------
  End of period.............................................  $16,992,608    $18,459,758
                                                              ===========    ===========
SHARES ISSUED AND REDEEMED:
  Issued....................................................       11,466         22,131
  Issued in reinvestment of distributions...................      147,581        141,965
  Redeemed..................................................     (129,654)      (138,809)
                                                              -----------    -----------
         Net increase (decrease)............................       29,393         25,287
                                                              ===========    ===========

                       See notes to financial statements.

                             MONY SERIES FUND, INC.

                              FINANCIAL HIGHLIGHTS
         FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:
--------------------------------------------------------------------------------

                                                                            EQUITY INCOME PORTFOLIO
                                                              ----------------------------------------------------
                                                                            YEARS ENDED DECEMBER 31,
                                                              ----------------------------------------------------
                                                               2000        1999       1998       1997       1996
------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period........................  $ 23.42     $ 25.95    $ 27.10    $ 23.44    $ 19.61
                                                              -------     -------    -------    -------    -------
Income from investment operations:
Net investment income (loss)................................     0.32(a)     0.38(a)    0.78       0.61       0.98
Net realized and unrealized gain (loss) on investments......     0.68        1.90       2.62       5.96       2.89
                                                              -------     -------    -------    -------    -------
Total from investment operations............................     1.00        2.28       3.40       6.57       3.87
                                                              -------     -------    -------    -------    -------
Dividends from net investment income........................    (0.39)      (0.51)     (0.88)     (1.00)     (0.04)
Distributions from net capital gains........................    (3.25)      (4.30)     (3.67)     (1.91)        --
                                                              -------     -------    -------    -------    -------
Total distributions.........................................    (3.64)      (4.81)     (4.55)     (2.91)     (0.04)
                                                              -------     -------    -------    -------    -------
Net asset value, end of period..............................  $ 20.78     $ 23.42    $ 25.95    $ 27.10    $ 23.44
                                                              =======     =======    =======    =======    =======
Total return................................................     6.07%       8.04%     12.63%     31.26%     19.76%
Net assets, end of period (000).............................  $16,993     $18,460    $19,801    $20,721    $18,572
Ratio of expenses (excluding expense reduction) to average
  net assets................................................     0.73%       0.70%      0.76%      0.59%      0.55%
Ratio of expenses to average net assets.....................     0.72%       0.70%      0.75%      0.58%      0.54%
Ratio of net investment income (loss) (excluding expense
  reduction) to average net assets..........................     1.58%       1.56%      1.86%      2.20%      2.78%
Ratio of net investment income (loss) to average net
  assets....................................................     1.58%       1.57%      1.88%      2.20%      2.79%
Portfolio turnover..........................................       31%         27%        28%        29%        29%

---------------
(a) Based on average shares outstanding.

                             MONY SERIES FUND, INC.

                       NOTES TO THE FINANCIAL STATEMENTS

                               DECEMBER 31, 2000

1. ORGANIZATION AND BUSINESS

     The Equity Income Portfolio (the "Portfolio") is one of the portfolios offered within the MONY Series Fund, Inc. (the "Fund"). The Fund is registered under the Investment Company Act of 1940 (the "1940 Act") as an open end, diversified, management investment company. This registration does not imply any supervision by the Securities and Exchange Commission over the Fund's management. The Equity Income Portfolio is presented here since it is the only portfolio available to the Individual Plans of the Keynote Series Account ("Keynote").

     The Fund is currently offered only to separate accounts of certain insurance companies as an investment medium for both variable annuity contracts and variable life insurance policies. The following is a summary of significant accounting policies consistently followed by the Fund in preparation of its financial statements.

2. SIGNIFICANT ACCOUNTING POLICIES

     Valuation of Investments -- Common stocks traded on national securities exchanges are valued at the last sales price as of the close of the New York Stock Exchange or at the last bid price for over-the-counter securities. Bonds are valued at the last available price provided by an independent pricing service for securities traded on a national securities exchange. Bonds that are listed on a national securities exchange but are not traded and bonds that are regularly traded in the over-the-counter market are valued at the mean of the last available bid and asked prices provided by an independent pricing service.

     Short-term securities with 61 days or more to maturity at time of purchase are valued at market value through the 61st day prior to maturity, based on quotations obtained from market makers or other appropriate sources; thereafter, any unrealized appreciation or depreciation existing on the 61st day is amortized to par on a straight-line basis over the remaining number of days to maturity. Short-term securities with 60 days or less to maturity at time of purchase are valued at amortized cost, which approximates market. The amortized cost of a security is determined by valuing it at original cost and thereafter amortizing any discount or premium on a straight-line basis until maturity. All other securities, when held by the Fund, including any restricted securities, are valued at their fair value as determined in good faith by the Board of Directors. As of December 31, 2000, there were no such securities.

     Repurchase Agreements -- Each portfolio may acquire securities subject to repurchase agreements. Under a typical repurchase agreement, a portfolio would acquire a debt for a relatively short period (usually for one day and not for more than one week) subject to an obligation of the seller to repurchase and of the portfolio to resell the debt security at an agreed-upon higher price, there by establishing a fixed investment return during the portfolio's holding period. Under each repurchase agreement, the portfolio receives, as collateral, securities whose market value (including interest) is at least equal to the repurchase price.

     Federal Income Taxes -- No provision for Federal income or excise taxes is required because the Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income to shareholders.

     Security Transactions and Investment Income -- Security transactions are accounted for on the trade date. Realized gains and losses from security transactions are determined on the basis of identified cost for both financial and tax purposes. Dividend income received and distributions paid to shareholders are recognized on the ex-dividend date, and interest income is recognized on the accrual basis. Premiums and discounts are amortized daily for both financial and tax purposes.

     Expenses -- Each portfolio bears expenses incurred specifically on its behalf, such as advisory fees and custody fees, as well as a portion of the common expenses of the Fund, which are generally allocated based on average net assets.

                             MONY SERIES FUND, INC.

                               DECEMBER 31, 2000

2. SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)
     Dividends and Distributions -- Dividends from net investment income and net realized capital gains will normally be declared and reinvested annually in additional full and fractional shares.

     Use of Estimates in Preparation of Financial Statements -- Preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that may affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

3. INVESTMENT ADVISORY FEES AND TRANSACTIONS WITH AFFILIATES

     Under an investment advisory agreement between the Fund and MONY Life Insurance Company of America ("Investment Adviser" or "MONY America"), a wholly-owned subsidiary of The MONY Life Insurance Company ("MONY"), the Investment Adviser provides investment advice and related services for each of the Fund's portfolios, administers the overall day-to-day affairs of the Fund, bears all expenses associated with organizing the Fund, the initial registration of its securities, and the compensation of the directors and officers of the Fund who are affiliates of the Investment Adviser.

     For these services, the Investment Adviser receives an investment advisory fee, payable monthly and computed at an annual rate of 0.50% of the first $400,000,000 of the average daily net assets of the Portfolio; 0.35% of the next $400,000,000 of the average daily net assets of the Portfolio; and 0.30% of the average daily net assets of the Portfolio in excess of $800,000,000.

     Enterprise Capital Management ("ECM"), a wholly-owned subsidiary of MONY, provides administrative services to the Fund. For its services ECM receives an administrative fee, payable monthly and computed at an annual rate equal to 0.03% of the Portfolio's average daily net assets.

     Aggregate directors fees incurred for non-affiliated Directors' of the Fund for the year ended December 31, 2000 amounted to $43,635.

4. CAPITAL STOCK

     The Portfolio currently has 150 million authorized shares of capital stock with a par value of $0.01 per share.

5. INVESTMENT TRANSACTIONS

     For the year ended December 31, 2000 purchases and sales proceeds of investments, other than short-term investments, were $4,953,286 and $7,881,372, respectively.

6. TAX BASIS UNREALIZED GAIN (LOSS) OF INVESTMENTS AND DISTRIBUTIONS

     At December 31, 2000, the cost of securities for Federal income tax purposes, the aggregate gross unrealized gain for all securities for which there was an excess of value over tax cost and the aggregate gross unrealized loss for all securities for which there was an excess of tax cost over value were as follows:

                                                                                          NET UNREALIZED
                                                                                           APPRECIATION
                 PORTFOLIO                     TAX COST     APPRECIATION   DEPRECIATION   (DEPRECIATION)
                 ---------                     --------     ------------   ------------   --------------
Equity Income...............................  $12,528,911    $4,688,871     $(237,859)      $4,451,012

                             MONY SERIES FUND, INC.

                               DECEMBER 31, 2000

6. TAX BASIS UNREALIZED GAIN (LOSS) OF INVESTMENTS AND DISTRIBUTIONS (CONTINUED) Net investment income and capital gain distributions are determined in accordance with federal income tax regulations which may differ from accounting principles generally accepted in the United States. These differences are primarily due to differing treatments for futures and options transactions, paydowns, market discounts and losses deferred due to wash sales.

     Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid-in capital. Any taxable gain remaining at fiscal year end is distributed in the following year.

7. SUBSEQUENT EVENT

     Effective January 1, 2001, the adviser agreed to implement annual maximum expense amounts (which exclude withholding taxes on dividends and interest) equal to the following annual percentage of average daily net assets:

Equity Income.....................  1.05%

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors and Shareholders of MONY Series Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statement of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Equity Income Portfolio (one of the portfolios constituting MONY Series Fund, Inc.) at December 31, 2000, the results of its operations for the year ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the MONY Series Fund Inc.'s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2000 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
February 16, 2001

                             MONY SERIES FUND, INC.

                               DECEMBER 31, 2000

                      FEDERAL TAX INFORMATION (UNAUDITED):

     The capital gains distribution paid to shareholders from the Portfolio was $1,501,749.

                             MONY SERIES FUND, INC.
                                 1740 BROADWAY
                            NEW YORK, NEW YORK 10019

DIRECTORS AND PRINCIPAL OFFICERS
Kenneth M. Levine                              Chairman, President and Director
Joel Davis                                     Director
Michael J. Drabb                               Director
Alan J. Hartnick                               Director
Floyd L. Smith                                 Director
Charles P. Leone                               Vice President-Compliance
David V. Weigel                                Treasurer
Phillip G. Goff                                Controller

INVESTMENT ADVISER
MONY Life Insurance Company of America
1740 Broadway
New York, New York 10019

PRINCIPAL UNDERWRITER AND DISTRIBUTOR
MONY Securities Corporation
1740 Broadway
New York, New York 10019

CUSTODIAN AND TRANSFER AGENT
State Street Bank and Trust Company
P. O. Box 1713
Boston, Massachusetts 02105

INDEPENDENT ACCOUNTANTS
PricewaterhouseCoopers LLP
Two Commerce Square, Suite 1700
2001 Market Street
Philadelphia, Pennsylvania 19103

This report is authorized for distribution only to shareholders and to others who have received a copy of this Fund's prospectus.

   [KEYNOTE LOGO]

   MONY LIFE INSURANCE COMPANY
   One MONY Plaza
   PO Box 48-30
   Syracuse, New York 13221

                     MONY Life Insurance Company, New York, NY